Exhibit 10.2

August 27, 2015

Diplomat Pharmacy, Inc.,
as Borrower, and the other

Credit Parties

4100 S. Saginaw Street

Flint, Michigan 18507

Attention:  Sean Whelan,

Chief Financial Officer

Facsimile: (810) 282-0195

Re:                             Diplomat Pharmacy, Inc. —
Consent to Sale of Compounding Business

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement dated as of April 1, 2015 (as amended, the “Credit Agreement”), by and among Diplomat Pharmacy, Inc., a Michigan corporation (“Borrower”), the other Credit Parties party thereto, and General Electric Capital Corporation, a Delaware corporation, in its capacity as agent (in such capacity, “Agent”) for the several financial institutions from time to time party thereto.  Capitalized terms used in this letter and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

Borrower, as a portion of its business, is engaged in the business of pharmacy compounding, whereby compounded medications are made based on a practitioner’s prescription in which individual ingredients are mixed together in the exact strength and dosage form required by an individual patient’s specific need (the “Non-Core Specialty Compounding Business”).  Borrower has advised Agent and the Lenders that it intends to sell certain assets and rights related solely to the Non-Core Specialty Compounding Business, including patient files, formularies of sterile and non-sterile compounds, marketing materials, telephone numbers and fax numbers (collectively, the “Disposed Assets”), pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) between Restore Partners, LLC, a Florida limited liability company (the “Buyer”) and the Borrower (the “Asset Sale”).

The aggregate consideration for the Purchased Assets is expected to be $18.00 per prescription with respect to “Seller-Generated Accounts” during the two-year period commencing on the closing date of the Asset Sale and such consideration will be paid by Buyer on a quarterly basis (the “Deferred Consideration”), with no consideration paid on the closing date (other than the assumption of certain liabilities by the Buyer).  “Seller-Generated Accounts” are sales from (i) Borrower’s existing customers for which patient files are transferred to Buyer or (ii) prescriptions received by Buyer via Borrower’s telephone numbers, fax numbers, websites, etc. that constitute the Disposed Assets.

Pursuant to Section 5.2 of the Credit Agreement, the Borrower, the other Credit Parties and their Subsidiaries may not, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any Property or enter into any agreement to do any of the foregoing, except as specifically permitted therein.  The Borrower has informed the Agent and the Lenders that the Asset Sale, including the nature and timing of the Deferred Consideration, is not permitted under Section 5.2 of the Credit Agreement, absent consent of the Required Lenders, and has requested that the Agent and Required Lenders consent to the Asset Sale and, to the extent constituting an Investment under Section 5.4 of the Credit Agreement, the Deferred Consideration received from the Asset Sale.

Effective as of the date hereof, upon execution of this letter agreement by the Agent, the Required Lenders and the Credit Parties, and receipt by Agent of a true, correct and complete copy of the Purchase Agreement, in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement and notwithstanding any provisions in the Credit Agreement to the contrary, the Agent and the Lenders party hereto hereby consent to and approve the Asset Sale and, to the extent constituting an Investment under Section 5.4 of the Credit Agreement, the Deferred Consideration received from the Asset Sale.

Except to the extent specifically set forth herein, this letter shall not constitute an amendment or waiver by Agent or any Lender of any provisions of the Credit Agreement or any other Loan Document, and all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect to the extent in effect prior to the date hereof.  This letter may be executed in any number of several counterparts, each of which shall be an original, but all of which shall constitute one and the same letter agreement.  Delivery of an executed counterpart of a signature page to this letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.  This letter shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

[signature pages follow]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, Swingline Lender and as a Lender

By:	/s/ Karen M. Dahlquist
Name:	Karen M. Dahlquist
Title:	Duly Authorized Signatory

Signature Page to Consent Letter — August 2015

GE CAPITAL BANK,
as a Lender

By:	/s/ Paul Sleet
Name:	Paul Sleet
Title:	Duly Authorized Signatory

Signature Page to Consent Letter — August 2015

COMERICA BANK,
as a Lender

By:	/s/ Michael Cliff
Name:	Michael Cliff
Title:	Vice President

Signature Page to Consent Letter — August 2015

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Wieslaw R. Sliwinski
Name:	Wieslaw R. Sliwinski
Title:	Authorized Signer

Signature Page to Consent Letter — August 2015

MUFG Union Bank, N.A.,
as a Lender

By:	/s/ R. Cassandra Bolz
Name:	R. Cassandra Bolz
Title:	Authorized Signatory

Signature Page to Consent Letter — August 2015

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Steve Scott
Name:	Steve Scott
Title:	Duly Authorized Signatory

Signature Page to Consent Letter — August 2015

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Linda Alto
Name:	Linda Alto
Title:	SVP

Signature Page to Consent Letter — August 2015

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Charlie V. Boyle
Name:	Charlie V. Boyle
Title:	Vice President

Signature Page to Consent Letter — August 2015

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Cheryl Carangelo
Name:	Cheryl Carangelo
Title:	Managing Director

Signature Page to Consent Letter — August 2015

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

Signature Page to Consent Letter — August 2015

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ MichaelWinters
Name:	Michael Winters
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

Signature Page to Consent Letter — August 2015

FIFTH THIRD BANK,
as a Lender

By:	/s/ Nathaniel E. Sher
Nathaniel E. Sher
Vice President

Signature Page to Consent Letter — August 2015

FIRSTMERIT BANK, N.A.,
as a Lender

By:	/s/ John Zimbo
Name:	John Zimbo
Title:	Vice President

Signature Page to Consent Letter — August 2015

FLAGSTAR BANK, FSB,
as a Lender

By:	/s/ Elizabeth K. Hausman
Name:	Elizabeth K. Hausman
Title:	First Vice President

Signature Page to Consent Letter — August 2015

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ David Tholt
Name:	David Tholt
Title:	Vice President

Signature Page to Consent Letter — August 2015

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Allen Chang
Name:	Allen Chang
Title:	Vice President

Signature Page to Consent Letter — August 2015

TALMER BANK AND TRUST,
as a Lender

By:	/s/ Brian Banning
Name:	Brian Banning
Title:	Managing Director

Signature Page to Consent Letter — August 2015

ACKNOWLEDGED AND AGREED:

DIPLOMAT PHARMACY, INC.

	By:	/s/ Philip R. Hagerman
		Name:	Philip R. Hagerman
		Title:	Chief Executive Officer

DIPLOMAT HEALTH SERVICES, LLC
DIPLOMAT SPECIALTY PHARMACY OF
FLINT, LLC
DIPLOMAT SPECIALTY PHARMACY OF
GRAND RAPIDS, LLC
DIPLOMAT SPECIALTY PHARMACY OF CHICAGO, LLC
DIPLOMAT SPECIALTY PHARMACY OF
FT. LAUDERDALE, LLC
DIPLOMAT SPECIALTY PHARMACY OF SOUTHERN CALIFORNIA, LLC
DIPLOMAT SPECIALTY PHARMACY GREAT LAKES DISTRIBUTION CENTER, LLC
DIPLOMAT CORPORATE PROPERTIES, LLC

By: Diplomat Pharmacy, Inc., its member

	By:	/s/ Philip R. Hagerman
	Name:	Philip R. Hagerman
	Title:	Chief Executive Officer

NAVIGATOR HEALTH SERVICES, LLC
DSP FLINT REAL ESTATE, LLC
DSP-BUILDING C, LLC
DIPLOMAT INFUSION SERVICES, LLC
DIPLOMAT HOLDING, LLC
DIPLOMAT HEALTH MANAGEMENT, LLC

	By:	/s/ Philip R. Hagerman
	Name:	Philip R. Hagerman
	Title:	Manager

AMERICAN HOMECARE FEDERATION, INC.

	By:	/s/ Jeffrey Rowe
	Name:	Jeffrey Rowe
	Title:	President

Signature Page to Consent Letter — August 2015

MEDPRO RX, INC.

By:	/s/ Jeffrey Rowe
Name:	Jeffrey Rowe
Title:	President

AMBASSADOR COMPOUNDING, LLC
ENVOY HEALTH MANAGEMENT, LLC

By:	/s/ Jeffrey Rowe
Name:	Jeffrey Rowe
Title:	Manager

DIPLOMAT BLOCKER, INC.

By:	/s/ Gary Kadlec
Name:	Gary Kadlec
Title:	President

BIORX, LLC

By:	/s/ Jeffrey Rowe
Name:	Jeffrey Rowe
Title:	Manager

BURMAN’S APOTHECARY, L.L.C.
BURMAN’S MEDIA PHARMACY, LLC
PHARMTRACK, LLC

By:	/s/ Gary Kadlec
Name:	Gary Kadlec
Title:	President and Treasurer

Signature Page to Consent Letter — August 2015